Available-for-sale Debt Investments	12 Months Ended
Dec. 31, 2025
Debt Securities, Available-for-Sale [Abstract]
Available-for-sale Debt Investments

8. Available-for-sale Debt Investments

As of December 31, 2024 and 2025, the Company held 4,584,209 Series D1 convertible redeemable preferred shares of Particle Inc. (“Particle”), respectively, which had been accounted for as available-for-sale debt investments, representing an aggregate of approximately 0.60% equity interest in Particle on an as-if converted basis (which reflected the completion of the issuance of additional shares under Particle’s share incentive plan). Particle operates Yidian, a personalized news and life-style information application in China that allows users to define and explore desired content on their mobile devices.

The Company has determined that its investments in convertible redeemable preferred shares of Particle are not considered in-substance common stock but considered debt securities as the preferred shares of Particle are redeemable at the option of the Company and are therefore not within the scope of ASC 323 Equity Method and Joint Ventures. The Company’s investments in convertible redeemable preferred shares of Particle are classified as available-for-sale debt investments and reported at fair value, which is estimated by management on a recurring basis. Refer to Note 18 for details.

As the Group does not expect to sell or redeem the investments mentioned above within one year, the available-for-sale debt investments are classified as long-term available-for-sale debt investments. The fair value of available-for-sale debt investments in Particle was RMB0.3 million and RMB0.3 million as of December 31, 2024 and 2025, respectively. Total accumulated unrealized loss on available-for-sale debt investments recorded in accumulated other comprehensive income excluding tax effect were RMB41.8 million and RMB41.8 million as of December 31, 2024 and 2025, respectively.